OVERSEAS
                                   FILMGROUP
                                     [LOGO]



COMMON STOCK                                                     COMMON STOCK
NUMBER OF                                                        SHARES

INCORPORATED UNDER THE LAWS OF                               SEE REVERSE FOR
   THE STATE OF DELAWARE                                  CERTAIN DEFINITIONS
                                                            CUSIP 690337 10 0

      THIS CERTIFIES THAT




                                   SPECIMEN




is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,
                                       OF
                            OVERSEAS FILMGROUP, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
   Dated:



   SPECIMEN      SPECIMEN              SEAL                     SPECIMEN
   CO-CHAIRMAN   CO-CHAIRMAN                                    SECRETARY


COUNTERSIGNED AND REGISTERED:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                             (Jersey City, NJ)
                             TRANSFER AGENT AND REGISTRAR,
BY

                                         AUTHORIZED OFFICER

        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM  -- as tenants in common
        TEN ENT  -- as tenants by the entireties
        JT TEN   -- as joint tenants with right of
                    survivorship and not as tenants
                    in common

        UNIF GIFT MIN ACT -- ................Custodian.....................
                                  (Cust)                          (Minor)
                              under Uniform Gifts to Minors
                              Act............................................
                                                     (State)
         UNIF TRF MIN ACT -- .................Custodian (until age ..........)
                                  (Cust)
                             .........................under Uniform Transfers
                                    (Minor)
                             to Minors Act...................................
                                                     (State)

      Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________

                          X_____________________________________

                          X_____________________________________


                           THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                  NOTICE: CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.